UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

NIGHTDRAGON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40108	85-4249052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Second Street, Suite 1275

San Francisco, California 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 306-7780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SCALE units, each consisting of one share of Class A common stock, $0.00001 par value, and one-fifth of one redeemable warrant	NDACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the SCALE units	NDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the SCALE units	NDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on May 17, 2021 by NightDragon Acquisition Corp. (the “Company”), on April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement titled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the Staff expressed its view that certain terms and conditions typically included in SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. The audit committee of the Company’s board of directors, together with management, is currently determining the extent of the impact of the Statement on the Company’s consolidated financial statements and related financial information (the “Financial Statements”), including the Financial Statements to be included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2021 (the “Form 10-Q”).

On May 28, 2021, the Company received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company has not yet filed the Form 10-Q, the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq’s notification letter states that the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

On May 28, 2021, the Company issued a press release announcing its receipt of Nasdaq’s notification letter. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021	NIGHTDRAGON ACQUISITION CORP.

	By:	/s/ Steve Simonian
	Name:	Steve Simonian
	Title:	Chief Financial Officer

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